Exhibit 99.1

NEWS RELEASE

Lumen to Sell Latin American Business to Stonepeak for $2.7B

Transaction affirms Lumen’s investment strategy designed to drive future growth

DENVER and NEW YORK, July 26, 2021 – Lumen Technologies (NYSE: LUMN) and Stonepeak today announced the signing of a definitive agreement for Lumen to sell its Latin American business to Stonepeak, a leading alternative investment firm, for $2.7 billion.

Under the terms of the purchase agreement, Lumen will divest its Latin American business, which will operate as an independent, U.S. headquartered portfolio company of Stonepeak (the “New LATAM Company”). The current Latin American leadership team and organization will remain in place, led by Hector Alonso, Lumen’s president for the region. Lumen will also retain a strategic relationship with the New LATAM Company and continue to serve joint customers in the region.

“This transaction unlocks value for our shareholders while allowing us to maintain our global presence through our strategic relationship with the New LATAM Company,” said Lumen President and CEO Jeff Storey. “This transaction allows Lumen to focus investments in key areas of the business to drive future growth while providing flexibility for our capital allocation strategy.”

The transaction will accomplish the following for Lumen:

•	Monetizes an attractive asset at ~9X the Latin American business’ 2020 Estimated Adjusted EBITDA

•	Provides additional capital to enable Lumen to accelerate investments in key growth areas

•	Enables greater flexibility on capital allocation, allowing for debt reduction and the continued evaluation of share repurchases

“Lumen’s Latin American business is a market leader with a strong footprint and exciting potential for expansion,” said Brian McMullen, Stonepeak Senior Managing Director. “Stonepeak has been an early and active investor in digital infrastructure globally and we are looking forward to applying our experience and additional capital to Lumen’s Latin American business.”

A new regional partnership

Lumen will continue to serve customers in North America and the EMEA (Europe, Middle East and Africa) and APAC (Asia Pacific) regions with needs in Latin America through its strategic partnership with the New LATAM Company. This relationship includes reciprocal reselling and network arrangements that leverage each other’s extensive fiber footprints, data centers and other network assets. Upon the completion of the transaction, customers who seek services within the Latin America region will work directly with the New LATAM Company or through the strategic Lumen partnership.

“Stonepeak has made it very clear that they are committed to enterprises that operate in Latin America. This transaction provides the New LATAM Company with more autonomy to serve its customers and the enhanced ability to react to and invest in changing market conditions in the Latin America region,” said Alonso. “These customers will experience the same world-class network and services they have come to expect from a leadership team focused on their success.”

For Stonepeak, the transaction represents an opportunity to invest in a Latin American communications platform with an extensive subsea, terrestrial fiber and data center footprint across the region, including several of its large metro markets. As with its other communications platforms, Stonepeak plans to invest heavily behind Alonso and the New LATAM Company management team.

“We look forward to partnering with Hector and his team to expand the network across the entire region and position the platform for continued long-term growth,” said Andrew Thomas, Stonepeak Managing Director.

Lumen and Stonepeak expect the transaction to close in the first half of 2022, upon receipt of all regulatory approvals in the U.S. and certain countries where the New LATAM Company operates, as well as the satisfaction of other customary conditions.

AustralianSuper, Australia’s largest pension fund, is investing alongside Stonepeak in the transaction.

The purchase agreement contains various customary covenants for transactions of this type, including various indemnities and purchase price adjustments. BofA Securities, Morgan Stanley & Co. LLC, Citi, and Goldman Sachs are acting as financial advisors to Lumen in connection with the transaction.

Jones Walker LLP is serving as legal advisor.

About Lumen

Lumen is guided by our belief that humanity is at its best when technology advances the way we live and work. With approximately 450,000 route fiber miles and serving customers in more than 60 countries, we deliver the fastest, most secure platform for applications and data to help businesses, government and communities deliver amazing experiences.

Learn more about the Lumen network, edge cloud, security, communication and collaboration solutions and our purpose to further human progress through technology at news.lumen.com/home, LinkedIn: /lumentechnologies, Twitter: @lumentechco, Facebook: /lumentechnologies, Instagram: @lumentechnologies and YouTube: /lumentechnologies. Lumen and Lumen Technologies are registered trademarks in the United States.

SOURCE Lumen Technologies

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About Stonepeak

Stonepeak is a leading alternative investment firm specializing in infrastructure and real assets with approximately $37 billion of assets under management. Through its investment in defensive, hard-asset businesses globally, Stonepeak aims to create value for its investors and portfolio companies, and to have a positive impact on the communities in which it operates. Stonepeak sponsors investment vehicles focused on private equity and credit. The firm provides capital, operational support, and committed partnership to sustainably grow investments in its target sectors, which include transport and logistics, communications, water, energy transition, and power and renewable energy. Stonepeak is headquartered in New York with offices in Houston, Austin and Hong Kong. For more information, please visit https://stonepeakpartners.com/.

About AustralianSuper

AustralianSuper manages more than AUD$225 billion of members’ retirement savings on behalf of more than 2.4 million members from around 350,000 businesses. One in 10 working Australians is a member of AustralianSuper, the nation’s largest pension fund.

Forward Looking Statements

Except for the historical and factual information contained herein, the matters set forth in this press release, including statements regarding the expected transaction proceeds, timing and benefits of the proposed transactions, and other statements identified by words such as “estimates,” “expects,” “projects,” “plans,” “intends,” “will” and similar expressions, are forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to a number of risks, uncertainties and assumptions, many of which are beyond our control. Actual events and results may differ materially from those anticipated, estimated or projected if one or more of these risks or uncertainties materialize, or if underlying assumptions prove incorrect.

Factors that could affect actual results include but are not limited to: the ability of the parties to timely and successfully receive the required approvals of regulatory agencies; the possibility that the purchaser will not be able to finance the divestiture on the terms contemplated or at all; the possibility that the anticipated benefits from the proposed transactions cannot be fully realized in the manner contemplated; the possibility that it may be more difficult than anticipated to segregate the Company’s Latin American business from its other businesses in connection with the divestiture; the possibility that the Company might be required to pay higher than anticipated tax payments, to make unanticipated payments under the transaction agreements or to otherwise receive less net cash proceeds than anticipated; changes in the Company’s cash requirements, financial position or business, operational or financial plans; the effects of competition from a wide variety of competitive providers; the purchaser’s ability to successfully maintain the quality and profitability of its product and service offerings and to introduce new offerings on a timely and cost-effective basis; and other risk factors and cautionary statements as detailed from time to time in the Company’s reports filed with the U.S. Securities and Exchange Commission. There can be no

Services not available everywhere. Business customers only. Lumen may change, cancel or substitute products and services,

or vary them by service area at its sole discretion without notice. ©2020 Lumen Technologies. All Rights Reserved.

assurance that the Company’s proposed divestiture of its Latin American business will in fact be consummated in the manner described or at all. You should be aware that new factors may emerge from time-to-time and it is not possible for us to identify all such factors nor can we predict the impact of each such factor on the proposed transactions. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this press release. Unless legally required, the Company undertakes no obligation and expressly disclaims any such obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Media Contacts:

Stephanie Meisse

Lumen

419-610-3142

stephanie.n.meisse@lumen.com

Kate Beers

Stonepeak Partners

646-540-5225

beers@stonepeakpartners.com

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Services not available everywhere. Business customers only. Lumen may change, cancel or substitute products and services,

or vary them by service area at its sole discretion without notice. ©2020 Lumen Technologies. All Rights Reserved.